UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )


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[ ] Definitive Proxy Statement

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[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                   LIBERTY - STEIN ROE FUNDS INVESTMENT TRUST

                     LIBERTY - STEIN ROE FUNDS INCOME TRUST

                    LIBERTY - STEIN ROE FUNDS MUNICIPAL TRUST


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                                                              Important Reminder


                             Stein Roe Mutual Funds
                  One Financial Center o Boston, Massachusetts
                                                              September 10, 2001

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                         SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON WEDNESDAY, SEPTEMBER 26, 2001

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Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders scheduled to take place on Wednesday, September 26, 2001. The Funds' records indicate that we have not received your vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we must receive your instructions on or before September 26, 2001.

For your convenience, we have established three easy methods by which to register your vote:

1.   By Internet:  Log onto  www.steinroe.com  and have your proxy card available. Click on the proxy link and follow the instructions provided.

2.   By Phone:     Call  1-888-832-5694.  Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m.
                   and Saturday noon to 6 p.m. eastern time.

3.   By  Mail:     Complete your proxy  card  and  return  it  in  the  enclosed postage-paid envelope. We recommend, however, that you vote by phone or Internet, if possible, as that will improve the chances that your vote will be received in time for the Meeting.


                      PLEASE TAKE THE TIME AND VOTE TODAY!


If you should have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder Communications, the Funds' proxy agent, at 1-888-832-5694. If you have already cast your vote for the Meeting, please disregard this notice.

Thank you for your prompt attention and continued support.